Exhibit 10.20
[EXECUTION COPY]

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of May 16, 2012 (this “Amendment”), among NPC INTERNATIONAL, INC., a corporation formed under the laws of the State of Kansas (the “Parent Borrower”); NPC OPERATING COMPANY A, INC., a corporation formed under the laws of the State of Kansas, and NPC OPERATING COMPANY B, INC., a corpora- tion formed under the laws of the State of Kansas (each, a “Subsidiary Borrower”), NPC ACQUISITION HOLDINGS, LLC, a limited liability company formed under the laws of the State of
Delaware (“Holdings”); and BARCLAYS BANK PLC (in its individual capacity, “Barclays”), as admin- istrative agent (in such capacity, together with its successors, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent, the Guarantors party thereto from time to time and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of December 28, 2011 (as amended, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amend- ment have the same meanings as specified in the Credit Agreement);

WHEREAS, on the date hereof, the Borrowers, the Guarantors, the Administrative
Agent, and the Majority Lenders desire to amend the Credit Agreement;

WHEREAS, the Administrative Agent, the Loan Parties and the Lenders signatory hereto are willing to so agree pursuant to Section 12.04 of the Credit Agreement, subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto here- by agree as follows:

SECTION 1. Amendments.

Effective as of the Amendment Effective Date and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended by replacing the words “the Parent Borrower” with “Holdings” each time it appears in Section 8.01(a) and (b) of the Credit Agreement other than the last time it appears in such Section.

SECTION 2. [Intentionally Omitted]

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of March 28, 2012 (such date being referred to as the “Amendment Effective Date”) on the date when each of the following conditions shall have been satisfied:

(a)    The Administrative Agent shall have received this Amendment, duly executed and delivered by (A) the Loan Parties and (B) the Administrative Agent, acting on the consent of the Majority Lenders.

(b)    Payment of all reasonable fees and expenses due to the Administrative Agent (as agreed to in writing between the Administrative Agent and the Parent Borrower) (including, without limi- tation, fees and reasonable out-of-pocket expenses of Cahill Gordon & Reindel LLP, counsel to the Ad- ministrative Agent), in each case required to be paid on the Amendment Effective Date.

SECTION 4. Representations and Warranties. Each Loan Party represents and warrants as follows as of the date hereof:

(a)    This Amendment will not (A) conflict with or result in a breach of, or require any consent which has not been obtained as of the Amendment Effective Date under, (i) the respective Organizational Documents of any Company, (ii) any Governmental Requirement or (iii) any agreement or instrument (including the Franchise Agreements) to which any Company is a party or by which it is bound or to which it or its Properties are subject, or (B) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of any Company pursuant to the terms of any such agreement or instrument other than the Liens created by the Loan Documents, except, in the case of clauses (A)(ii), (A)(iii) and (B) only, for conflicts, unobtained consents, breaches, defaults and Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)    Each Loan Party has all necessary power and authority to execute, deliver and perform its obligations under this Amendment; and the execution, delivery and performance by each Loan Party of this Amendment and the Restated Credit Agreement, have been duly authorized by all necessary corporate action on its part; and this Amendment and the Restated Credit Agreement constitutes the legal, valid and binding obligations of each Loan Party, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor’s rights and by general principles of equity limiting the availability of certain remedies.

(c)    Upon the effectiveness of this Amendment and both before and immediately after giving effect to this Amendment and the making of the Term Loans as contemplated herein, no Default exists.

(d)    The representations and warranties made by the Loan Parties in Article VII of the Credit Agreement and in the other Loan Documents shall be true in all material respects (and in all respects if qualified by materiality) on and as of the Amendment Effective Date both before and after giving effect to the Term Loans made on the Amendment Effective Date with the same force and effect as if made on and as of such date and following such new borrowing, except to the extent such representations and warranties are expressly limited to an earlier date.

SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended and restated by this Amendment are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Instruments and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 6. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 7. Governing Law.

(i)    THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(ii)    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR
HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(iii)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE GOVERNMENTAL REQUIREMENTS.

(iv)    NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY HOLDER OF A NOTE TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE LOAN PARTIES IN ANY OTHER JURISDICTION WITH RESPECT TO ANY OTHER LOAN DOCUMENT THAT PROVIDES FOR SUCH OTHER JURISDICTION, INCLUDING WITHOUT LIMITATION THE COMMENCEMENT OF ENFORCEMENT PROCEEDINGS UNDER THE LOAN DOCUMENTS
IN ALL APPLICABLE JURISDICTIONS.

(v)    EACH LOAN PARTY AND EACH LENDER HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY,
PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL
DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION

8.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NPC INTERNATIONAL, INC.
as Parent Borrower

By: /s/ Troy Cook
Name: Troy Cook

Title:	Executive Vice-President – Finance, Chief Financial Officer and Secretary

NPC OPERATING COMPANY A, INC.
as Subsidiary Borrower

By: /s/ Troy Cook
Name: Troy Cook

Title:	Vice-President, Secretary and Treasurer

NPC OPERATING COMPANY B, INC.
as Subsidiary Borrower

By: /s/ Troy Cook
Name: Troy Cook

Title:	Vice-President, Secretary and Treasurer

NPC ACQUISITION HOLDINGS, LLC
as Guarantor

By: /s/ Troy Cook
Name: Troy Cook

Title:	Executive Vice-President – Finance, Chief Financial Officer and Secretary

BARCLAYS BANK PLC,
as Lender, Administrative Agent, Collateral
Agent, Issuing Bank Swingline Lender, and Term Lender

By: /s/ Ritam Bhalla
Name: Ritam Bhalla
Title:     Director